Transamerica Advisors Life Insurance Company of New York
Administrative Office: 4333 Edgewood Road NE Cedar Rapids, IA 52499

December 30, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D

ML of New York IRA Annuity - Registration No. 333-98283

ML of New York Investor Choice – IRA Series – Registration No. 333-119797

Commissioners:

Transamerica Advisors Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended October 31, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Annual Report Mailings:

Invesco Constellation Fund, SEC File No. 811-01424

Invesco Charter Fund, SEC File No. 811-01424

AllianceBernstein Growth and Income Fund, SEC File No. 811-00126

American Century Ultra Fund, SEC File No. 811-00816

BlackRock Global Allocation Fund, Inc., SEC File No. 811-05576

BlackRock Large Cap Core Fund, SEC File No. 811-09637

BlackRock Large Cap Growth Fund, SEC File No. 811-09637

BlackRock Large Cap Value Fund, SEC File No. 811-09637

Eaton Vance Floating-Rate Fund, SEC File No. 811-04015

Fidelity Advisor Series VIII – Advisor Overseas Fund, SEC File No. 811-03855

Federated Capital Appreciation Fund, SEC File No. 811-04017

Federated Kaufman Fund, SEC File No. 811-04017

Lord Abbett Affiliated Fund, Inc., SEC File No. 811-00005

Oppenheimer Quest for Value Funds – Quest Opportunity Value Fund, SEC File No. 811-05225

Pioneer High Yield Fund, SEC File No. 811-09685

The Putnam Fund for Growth and Income, SEC File No. 811-00781

Transamerica AEGON Flexible Income, SEC File No. 811-04556

Transamerica WMC Diversified Growth, SEC File No. 811-04556

Transamerica Morgan Stanley Growth Opportunities, SEC File No. 811-04556

Transamerica Systematic Small/Mid Cap Value, SEC File No. 811-04556

Janus Forty Fund, SEC File No. 811-01879

Janus Enterprise Fund, SEC File No. 811-01879

Semi-Annual Report Mailings:

Ready Assets Prime Money Fund, SEC File No.: 811-02556

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual/semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin Smith
Darin Smith Vice President